Exhibit 99 (b)
                                                  EXECUTION COPY

AMENDMENT


     This AMENDMENT, dated as of April 15, 1998, among TEXAS UTILITIES COMPANY, a Texas corporation ("TUC"), TEXAS UTILITIES ELECTRIC COMPANY, a Texas corporation ("TU Electric"), ENSERCH CORPORATION, a Texas corporation ("Enserch" and, together with TUC and TU Electric, the "Borrowers"), the lenders parties to the Credit Agreement referred to below (the "Lenders"), THE CHASE MANHATTAN BANK, as Competitive Advance Facility Agent (the "CAF Agent"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as administrative agent for the lenders (the "Administrative Agent" and, together with the CAF Agent, the "Agents").

PRELIMINARY STATEMENTS:

     (1) The Borrowers, the Lenders and the Agents have entered into an Amended and Restated 364-Day Competitive Advance and Revolving Credit Facility Agreement, dated as of April 24, 1997, as amended as of November 10, 1997 (as amended, the "Credit Agreement"). Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

     (2) The Borrowers have requested that the Lenders agree to amend the Credit Agreement to extend the Maturity Date from April 23, 1998 to April 22, 1999 and to provide for the assumption, on of after April 23, 1998, of the Commitments of any Lenders that do not consent to such extension.

     SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the Maturity Date (as determined without giving effect to this Amendment, the "Current Maturity Date") and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended by deleting the date "April 23, 1998" from the definition of "Maturity Date" set forth in
Section 1.01 and replacing it with the date "April 22, 1999".

     SECTION 2. Adjustments to the Commitments and Amendment and Restatement of Schedule 2.01. Each Lender that consents to this Amendment by duly completing, executing and delivering to the Administrative Agent a signature page to this Amendment (each such Lender being an "Extending Lender") shall also indicate on its signature page hereto whether and by what amount such Lender would be willing, in such Lender's sole discretion, to increase its Commitment on and after the Current Maturity Date in the event that any Lender does not consent to this Amendment (any such Lender being a "Terminating Lender"). The Administrative Agent may determine, in its sole discretion, the amount by which the Commitment of each Extending Lender that has agreed to increase its Commitment (each such Lender being an "Increasing Commitment Lender") shall be increased; provided that (i) no Increasing Commitment Lender's

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Commitment may be increased by an amount in excess of the amount of the increase offered by such Increasing Commitment Lender, as set forth on such Increasing Commitment Lender's signature page to this Amendment, and (ii) the aggregate amount of the Commitments after giving effect to all such increases shall be equal to the aggregate amount of the Commitments immediately prior to the Current Maturity Date. The Administrative Agent shall notify the Lenders, no later than three Business Days prior to the Current Maturity Date, of the Commitments of the Extending Lenders that will be in effect on and after the Current Maturity Date, after giving effect to any increases in such Commitments pursuant to the procedures set forth in this
Section 2, by distributing to the Extending Lenders a revised Schedule 2.01. On and after the Current Maturity Date, and subject to the satisfaction of the conditions precedent set forth in Section 3 below, such revised Schedule 2.01 shall constitute an amendment and restatement of Schedule 2.01 of the Credit Agreement. From and after the Current Maturity Date, and subject to the satisfaction of the condition precedent set forth in clause (ii) of Section 3 below, the Commitment of each Terminating Lender shall be zero.

     SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent, on or prior to April 17, 1998, shall have received counterparts of this Amendment executed by the Borrowers and Lenders that consent to this Amendment representing 100% of the Commitments (after giving effect to any adjustments to the Commitments under Section 2), and Sections 1 and 2 hereof shall become effective when, and only when, on or prior to the Current Maturity Date:

     (i) the Administrative Agent shall have additionally received (all dated on or as of the same date, which shall be on or prior to the Current Maturity Date):

           (A) favorable opinions of Reid & Priest LLP and Worsham, Forsythe & Wooldridge, L.L.P., each to the effect that this Amendment has been duly authorized, executed and delivered by the Borrowers and confirming the opinions of such counsel furnished pursuant to Section 4.01(a) of the Credit Agreement, with references therein to the Credit Agreement to mean this Amendment and the Credit Agreement, as amended by this Amendment;

          (B) a certificate of the Secretary or Assistant Secretary of each Borrower certifying that attached thereto are true and complete copies of
(1) the resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution and delivery of this Amendment by such Borrower and the performance of its obligations under the Credit Agreement, as amended hereby, and that such resolutions have not been modified, rescinded on amended and are in full force and effect, and (2) all Governmental Approvals that relate to such Borrower and are required in connection with the execution and delivery of this Amendment by such Borrower and the performance of its obligations under the Credit Agreement, as amended hereby, and that such Governmental Approvals are final, have not been modified, rescinded on amended, are not subject to any pending or threatened appeal and are in full force and effect; and

          (C) such other documents as the Administrative Agent shall reasonably request; and

     (ii) the principal amount of all outstanding Loans made by any Terminating Lender, accrued interest thereon to the date of payment, and all Facility Fees accrued to the Current Maturity Date and payable to any Terminating Lender, together with any all other amounts payable under the Credit Agreement to any Terminating Lender, shall have been paid in full.

     SECTION 4. Representations and Warranties of the Borrowers. Each Borrower confirms and repeats, as of the date hereof, the representations and warranties made by such Borrower in Article III of the Credit Agreement, with references therein to the Credit Agreement to be deemed to be references to this Amendment and the Credit Agreement, as amended by this Amendment.

     SECTION 5. Reference to and Effect on the Credit Agreement. Upon the effectiveness of Sections 1 and 2 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby. Except as specifically amended above and as waived in the Letter Waivers, dated March 4, 1998 and March 17, 1998, among the Borrowers, the Administrative Agent and certain Lenders, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 6. Costs and Expenses. The Borrowers agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with entering into this Amendment (whether or not the transactions hereby contemplated are consummated), or incurred by the Administrative Agent or any Lender in connection with the enforcement of its rights in connection with this Amendment.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


TEXAS UTILITIES COMPANY


               By
                         Name:
                         Title:


TEXAS UTILITIES ELECTRIC COMPANY



By
                         Name:
                              Title:


                    ENSERCH CORPORATION



By
                              Name:
                              Title:



                [SIGNATURE PAGE TO AMENDMENT]

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                         The undersigned Lender hereby:
                         Consents to the Amendment:     ______________
                         Declines to consent to the Amendment:______________ Consents to an increase in the amount of its Commitment, pursuant to the
                         provisions of Section 2 of the Amend-
                         ment, of up to:                $_____________

                         CHASE BANK OF TEXAS, NATIONAL
                         ASSOCIATION, as Lender and as
                            Administrative Agent



By
                              Name:
                              Title:



               [SIGNATURE PAGE TO AMENDMENT]

                            The undersigned Lender hereby:
                            Consents to the Amendment:     ______________
                            Declines to consent to the Amendment:____________ Consents to an increase in the amount of its Commitment, pursuant to the
                            provisions of Section 2 of the Amend-
                            ment, of up to:                $_____________

                            THE CHASE MANHATTAN BANK,
                              as Lender and as Competitive Advance
                              Facility Agent


By
     Name:
Title:


                [SIGNATURE PAGE TO AMENDMENT]

                             The undersigned Lender hereby:
                             Consents to the Amendment:     ______________
                             Declines to consent to the Amendment:___________ Consents to an increase in the amount of its Commitment, pursuant to the
                             provisions of Section 2 of the Amend-
                             ment, of up to:                $_____________

                             THE BANK OF NEW YORK


By
     Name:
     Title:




               [SIGNATURE PAGE TO AMENDMENT]

                            The undersigned Lender hereby:
                            Consents to the Amendment:     ______________
                            Declines to consent to the Amendment:___________ Consents to an increase in the amount of its Commitment, pursuant to the
                            provisions of Section 2 of the Amend-
                            ment, of up to:                $_____________

                            THE BANK OF TOKYO-MITSUBISHI, LTD.


By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                          The undersigned Lender hereby:
                          Consents to the Amendment:     ______________
                          Declines to consent to the Amendment:____________ Consents to an increase in the amount of its Commitment, pursuant to the
                          provisions of Section 2 of the Amend-
                          ment, of up to:                $_____________


                          NATIONSBANK OF TEXAS, N.A.



By
     Name:
     Title:


               [SIGNATURE PAGE TO AMENDMENT]

                           The undersigned Lender hereby:
                           Consents to the Amendment:     ______________
                           Declines to consent to the Amendment:____________ Consents to an increase in the amount of its Commitment, pursuant to the
                           provisions of Section 2 of the Amend-
                           ment, of up to:                $_____________

                           BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                            The undersigned Lender hereby:
                            Consents to the Amendment:     ______________
                            Declines to consent to the Amendment:___________ Consents to an increase in the amount of its Commitment, pursuant to the
                            provisions of Section 2 of the Amend-
                            ment, of up to:                $_____________


                            BANQUE NATIONALE DE PARIS



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                           The undersigned Lender hereby:
                           Consents to the Amendment:     ______________
                           Declines to consent to the Amendment:____________ Consents to an increase in the amount of its Commitment, pursuant to the
                           provisions of Section 2 of the Amend-
                           ment, of up to:                $_____________


                           CIBC OPPENHEIMER CORP.


By
     Name:
     Title:


               [SIGNATURE PAGE TO AMENDMENT]

                           The undersigned Lender hereby:
                           Consents to the Amendment:     ______________
                           Declines to consent to the Amendment:____________ Consents to an increase in the amount of its Commitment, pursuant to the
                           provisions of Section 2 of the Amend-
                           ment, of up to:                $_____________

                           CITIBANK, N.A.



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                          The undersigned Lender hereby:
                          Consents to the Amendment:     ______________
                          Declines to consent to the Amendment:____________ Consents to an increase in the amount of its Commitment, pursuant to the
                          provisions of Section 2 of the Amend-
                          ment, of up to:                $_____________

                          CREDIT SUISSE FIRST BOSTON



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                          The undersigned Lender hereby:
                          Consents to the Amendment:     ______________
                          Declines to consent to the Amendment:____________ Consents to an increase in the amount of its Commitment, pursuant to the
                          provisions of Section 2 of the Amend-
                          ment, of up to:                $_____________

                          FLEET NATIONAL BANK



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                          The undersigned Lender hereby:
                          Consents to the Amendment:     ______________
                          Declines to consent to the Amendment:____________ Consents to an increase in the amount of its Commitment, pursuant to the
                          provisions of Section 2 of the Amend-
                          ment, of up to:                $_____________

                          MELLON BANK, N.A.



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                            The undersigned Lender hereby:
                            Consents to the Amendment:     ______________
                            Declines to consent to the Amendment:___________ Consents to an increase in the amount of its Commitment, pursuant to the
                            provisions of Section 2 of the Amend-
                            ment, of up to:                $_____________

                            TORONTO DOMINION (TEXAS), INC.



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                             The undersigned Lender hereby:
                             Consents to the Amendment:     ______________
                             Declines to consent to the Amendment:___________ Consents to an increase in the amount of its Commitment, pursuant to the
                             provisions of Section 2 of the Amend-
                             ment, of up to:                $_____________

                             CREDIT AGRICOLE INDOSUEZ



By
     Name:
     Title:


By
     Name:
     Title:


               [SIGNATURE PAGE TO AMENDMENT]

                              The undersigned Lender hereby:
                              Consents to the Amendment:     ______________
                              Declines to consent to the Amendment:__________ Consents to an increase in the amount of its Commitment, pursuant to the
                              provisions of Section 2 of the Amend-
                              ment, of up to:                $_____________

                              COMMERZBANK AG, ATLANTA AGENCY



By
     Name:
     Title:

By
     Name:
     Title:


               [SIGNATURE PAGE TO AMENDMENT]

                               The undersigned Lender hereby:
                               Consents to the Amendment:     ______________
                               Declines to consent to the Amendment:_________ Consents to an increase in the amount of its Commitment, pursuant to the
                               provisions of Section 2 of the Amend-
                               ment, of up to:                $_____________

                               CREDIT LYONNAIS



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                              The undersigned Lender hereby:
                              Consents to the Amendment:     ______________
                              Declines to consent to the Amendment:__________ Consents to an increase in the amount of its Commitment, pursuant to the
                              provisions of Section 2 of the Amend-
                              ment, of up to:                $_____________

                              THE FIRST NATIONAL BANK OF CHICAGO



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                              The undersigned Lender hereby:
                              Consents to the Amendment:     ______________
                              Declines to consent to the Amendment:__________ Consents to an increase in the amount of its Commitment, pursuant to the
                              provisions of Section 2 of the Amend-
                              ment, of up to:                $_____________

                              FIRST UNION NATIONAL BANK



By
     Name:
     Title:


               [SIGNATURE PAGE TO AMENDMENT]

                              The undersigned Lender hereby:
                              Consents to the Amendment:     ______________
                              Declines to consent to the Amendment:__________ Consents to an increase in the amount of its Commitment, pursuant to the
                              provisions of Section 2 of the Amend-
                              ment, of up to:                $_____________

                              THE FUJI BANK, LIMITED



By
     Name:
     Title:


               [SIGNATURE PAGE TO AMENDMENT]

                              The undersigned Lender hereby:
                              Consents to the Amendment:     ______________
                              Declines to consent to the Amendment:__________ Consents to an increase in the amount of its Commitment, pursuant to the
                              provisions of Section 2 of the Amend-
                              ment, of up to:                $_____________

                              THE INDUSTRIAL BANK OF JAPAN
                                TRUST COMPANY



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                              The undersigned Lender hereby:
                              Consents to the Amendment:     ______________
                              Declines to consent to the Amendment:__________ Consents to an increase in the amount of its Commitment, pursuant to the
                              provisions of Section 2 of the Amend-
                              ment, of up to:                $_____________

                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                LIMITED



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                             The undersigned Lender hereby:
                             Consents to the Amendment:     ______________
                             Declines to consent to the Amendment:___________ Consents to an increase in the amount of its Commitment, pursuant to the
                             provisions of Section 2 of the Amend-
                             ment, of up to:                $_____________

                             THE MITSUBISHI TRUST AND BANKING
                               CORPORATION, LOS ANGELES AGENCY



By
     Name:
     Title:



               [SIGNATURE PAGE TO AMENDMENT]

                              The undersigned Lender hereby:
                              Consents to the Amendment:     ______________
                              Declines to consent to the Amendment:__________ Consents to an increase in the amount of its Commitment, pursuant to the
                              provisions of Section 2 of the Amend-
                              ment, of up to:                $_____________

                              MORGAN GUARANTY TRUST COMPANY OF
                                NEW YORK



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                             The undersigned Lender hereby:
                             Consents to the Amendment:     ______________
                             Declines to consent to the Amendment:___________ Consents to an increase in the amount of its Commitment, pursuant to the
                             provisions of Section 2 of the Amend-
                             ment, of up to:                $_____________

                             THE SAKURA BANK, LIMITED



By
     Name:
     Title:




               [SIGNATURE PAGE TO AMENDMENT]

                             The undersigned Lender hereby:
                             Consents to the Amendment:     ______________
                             Declines to consent to the Amendment:__________ Consents to an increase in the amount of its Commitment, pursuant to the
                             provisions of Section 2 of the Amend-
                             ment, of up to:                $_____________

                             THE SANWA BANK, LIMITED, DALLAS
                               AGENCY



By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                             The undersigned Lender hereby:
                             Consents to the Amendment:     ______________
                             Declines to consent to the Amendment:___________ Consents to an increase in the amount of its Commitment, pursuant to the
                             provisions of Section 2 of the Amend-
                             ment, of up to:                $_____________

                             THE TOKAI BANK, LIMITED



By
     Name:
     Title:



               [SIGNATURE PAGE TO AMENDMENT]

                              The undersigned Lender hereby:
                              Consents to the Amendment:     ______________
                              Declines to consent to the Amendment:__________ Consents to an increase in the amount of its Commitment, pursuant to the
                              provisions of Section 2 of the Amend-
                              ment, of up to:                $_____________

                              UNION BANK OF SWITZERLAND,
                                NEW YORK BRANCH



By
     Name:
     Title:


By
     Name:
     Title:

               [SIGNATURE PAGE TO AMENDMENT]

                              The undersigned Lender hereby:
                              Consents to the Amendment:     ______________
                              Declines to consent to the Amendment:__________ Consents to an increase in the amount of its Commitment, pursuant to the
                              provisions of Section 2 of the Amend-
                              ment, of up to:                $_____________

                              WESTPAC BANKING CORPORATION



By
     Name:
     Title:
               [SIGNATURE PAGE TO AMENDMENT]